SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)

                         March 20, 1997


                   AMERICAN WHITE CROSS, INC.
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     (Exact name of registrant as specified in its charter)



          Delaware               0-20240         06-1342417
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(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


          349 Lake Road
          Dayville, Connecticut                       06241
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code 860-774-8541


Total number of sequentially numbered pages in this filing, including exhibits hereto: 5.


Exhibit Index is on page 4.







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                                    -2-



Item 5.  Other Events.
         ------------

            The registrant entered into an agreement for the sale of its cotton products business to Megas Beauty Care, Inc., a division of American Safety Razor, Inc. The cotton products business consists of the manufacture and distribution of phar-maceutical coil, cotton swabs, cosmetic puffs, rounds and squares, cotton balls and cotton rolls. The primary terms of the transaction include purchase consideration of $10,000,000, of which $8,500,000 will be paid at the closing and the remain-ing $1,500,000 will be deposited in escrow.

            A copy of a press release issued by AWC on March 21, 1997 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------
Exhibits.

                  Exhibit No.             Description
                  -----------             -----------

                  99                      Press release dated
                                          March 21, 1997


























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                                SIGNATURES


            Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN WHITE CROSS, INC.


Dated:  March 24, 1997              By:  /s/Scott Vertrees
                                        ---------------------------
                                         Scott Vertrees
                                         Vice Chairman, Chief
                                         Financial Officer and
                                         Executive Vice President





































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                               EXHIBIT INDEX


Number            Description                                     Page
------            -----------                                     ----

  99              Press release dated March 21, 1997                5